SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2007

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

1-9481	88-0304348
(Commission File Number)	(IRS Employer Identification No.)

4336 Losee Road, Suite #5, North Las Vegas, Nevada	89030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

(b)	On January 8, 2007, John M. Garner resigned as the Chief Financial Officer and Senior Vice President, Secretary and Treasurer of Archon Corporation (the “Company”). He will remain in his capacity as Chief Financial Officer until January 19, 2007.

Mr. Garner has informed the Company that he is departing to seek other employment opportunities.

The Company has initiated an immediate search for a replacement for Mr. Garner’s position.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description
99.01	Resignation Letter of John M. Garner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation (Registrant)

Date: January 12, 2007	By:	/s/ Paul W. Lowden
Paul W. Lowden
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Resignation Letter of John M. Garner